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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 17, 2003
                            -------------------------
                                (Date of Report)

                               Claimsnet.com inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  001-14665                   75-2649230
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


           12801 N Central Expressway, Suite 1515, Dallas, Texas 75243
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                           --------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                                     -------
         (Former name or former address, if changed since last report.)

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ITEM 4.       CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)    Previous independent accountant:

       (1) On March 14, 2003, King Griffin & Adamson P.C. resigned to allow its successor entity KBA Group LLP to be engaged as the Registrants independent public accountants.

       (2) King Griffin & Adamson P.C. has not issued reports on the financial statements of the Registrant for any prior fiscal periods nor has King Griffin & Adamson P.C. completed any reviews of the Registrants interim financial statements.

       (3) The Registrant's Audit Committee approved the decision to engage KBA Group LLP.

       (4) From King Griffin & Adamson P.C.'s engagement date, February 20, 2003, through February 28, 2003 there were no disagreements with King Griffin & Adamson P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of King Griffin & Adamson P.C., would have caused King Griffin & Adamson P.C. to make reference thereto for such interim periods.

       (5) The Registrant has requested that King Griffin & Adamson P.C. furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 14, 2003, is filed as Exhibit 1 to this Form 8-K.

(b)    New independent public accountants:

       (1) The Registrant's Audit Committee approved the engagement of KBA Group LLP and the Registrant engaged KBA Group LLP as its new independent public accountants as of March 14, 2003. As KBA Group LLP is a successor entity to King Griffin & Adamson P.C. the section addressing consultation of the newly engaged independent public accountants is not applicable.

       (2) The Registrant has allowed KBA Group LLP to review this Form 8-K before it is filed with the Commission. King Griffin & Adamson P.C. has not furnished the Registrant with a clarification or disagreement with the information set forth herein.


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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  MARCH 17, 2003

                                            CLAIMSNET.COM INC.



                                            BY:  /S/ PAUL W. MILLER
                                               ---------------------------------
                                            NAME:   PAUL W. MILLER
                                            TITLE:  CHIEF OPERATING OFFICER AND
                                                    CHIEF FINANCIAL OFFICER